UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 20, 2023

 SELLAS Life Sciences Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33958	20-8099512
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7 Times Square, Suite 2503 New York, NY 10036
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 200-5278

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SLS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

Annual Meeting of Stockholders

On June 20, 2023, the Company held its Annual Meeting of Stockholders (“Annual Meeting”). There were 15,300,456 shares of common stock, or approximately 53.97% of all outstanding shares, present in person or represented by proxy. At the Annual Meeting, the stockholders voted on the following five proposals and cast their votes as described below.

Proposal 1

The Company’s stockholders re-elected each of the following nominees as a Class I director to the Board of the Company to hold office until the 2026 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified.

NAME	FOR	WITHHELD	BROKER NON-VOTES
Robert Van Nostrand	5,452,490	2,535,269	7,312,697
Jane Wasman	5,478,756	2,509,003	7,312,697

Proposal 2

The Company’s stockholders ratified the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
13,503,135	1,028,091	769,230	-

Proposal 3

The Company’s stockholders approved an amendment to the Company’s 2019 Equity Incentive Plan (the “2019 Equity Plan”) to increase the number of shares of Common Stock authorized for issuance under the 2019 Equity Plan by 3,000,000 shares and to delete the reference to the evergreen provision which expired on January 2, 2023 from the 2019 Equity Plan.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
4,680,721	3,270,970	36,068	7,312,697

Proposal 4

The affirmative vote of a majority of all outstanding common stock was required pursuant to Delaware law to approve the amendment to the Company’s Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation. Abstentions and broker non-votes were required to be treated as votes against this proposal. The amendment was not approved because an affirmative vote of all outstanding common stock was not received.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
6,041,248	1,815,722	130,789	7,312,697

Proposal 5

The Company’s stockholders approved the non-binding, advisory resolution on the executive compensation of the Company’s named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
4,772,547	3,079,811	135,401	7,312,697

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELLAS Life Sciences Group, Inc.

Date: June 20, 2023	By:	/s/ Barbara A. Wood
		Name:	Barbara A. Wood
		Title:	Executive Vice President, General Counsel and Corporate Secretary